ORCHID ISLAND CAPITAL ANNOUNCES SECOND QUARTER 2022 RESULTS
VERO BEACH, Fla. (August 4, 2022) – Orchid Island Capital, Inc. (NYSE:ORC) ("Orchid”

or the "Company"), a real estate investment
trust ("REIT"), today announced results of operations for the three month period ended

June 30, 2022.
Second Quarter 2022 Highlights
●
Net loss of $60.1 million, or $0.34 per common share, which consists of:
●
Net interest income of $27.1 million, or $0.15 per common share
●
Total

expenses of $4.9 million, or $0.03 per common share
●
Net realized and unrealized losses of $82.3 million, or $0.46 per common share, on RMBS and derivative instruments,
including net interest expense on interest rate swaps
●
Second quarter total dividends declared and paid of $0.135 per common share
●
Book value per common share of $2.87 at June 30, 2022
●
Total

return of (10.0)%,

comprised of $0.135 dividend per common share and $0.47 decrease in book value per common
share, divided by beginning book value per common share
●
Company to discuss results on Friday, August 5, 2022, at 10:00 AM ET
●
Supplemental materials to be discussed on the call can be downloaded from the investor relations section of the Company’s
website at https://ir.orchidislandcapital.com
Management Commentary

Commenting on the second quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “During the latter part of the second quarter of 2022 inflation data drove a material change in Federal Reserve (“Fed”)

policy, interest rates and the outlook for
the economy.

Specifically, the consumer price index (“CPI”) data for May, released in June, increased far more than market expectations.

Survey measures of inflation expectations, released on the

same day, surged to multi-decade highs.

The June CPI
reading was released in July and was again well above market expectations.

Equally troubling, elevated inflation readings were very
broad based, implying inflationary pressures have clearly spread from just those sectors most exposed to COVID-19 related supply
constraints. This was the catalyst for the Fed to pivot even more forcefully than they did during late 2021/early 2022, and the Fed
raised the Fed Funds rate by 200 basis points collectively at the May, June and July meetings.

The market expects the Fed to
continuing raising the Fed Funds rate by another 100 basis points by year-end.

Increases in the Fed Funds rate are likely to affect
economic activity,

and the Fed has acknowledged their actions may lead to a recession.

Sectors of the economy most sensitive to
interest rates – such as housing – have already started to slow and other economic indicators have shown evidence of slowing as well.

The manufacturing sector of the economy has clearly begun to slow, and the labor market also has been impacted, as evidenced by
initial claims for unemployment in July of 2022 rising by approximately 94,000 above the cycle low reading reported in early March of
2022.

ORC Announces Second Quarter 2022 Results

August 4, 2022
“The Fed pivot that occurred in mid-June led to meaningful widening for Agency

RMBS spreads in the days that followed the
release of the inflation data and were near the extremes seen in March of 2020.

This was particularly true for lower coupon fixed rate
Agency RMBS where Orchid’s portfolio is concentrated. The poor performance of Agency

RMBS and risk assets generally led to
negative returns across the markets and to book value erosion for Orchid.

However, while we have recorded significant mark-to-
market losses on our portfolio during the second quarter of 2022 and over the last three quarters, most of these losses are unrealized
and approximately 81.1% of the pass-through portfolio as of June 30, 2022, was acquired prior to the start of the fourth quarter of 2021.

“It appears the inflation data is sufficiently strong that the Fed sees the need for a more aggressive response, and the market
expects the Fed to continue to raise the Fed Funds rate and tighten financial conditions until inflation appears to moderate sufficiently.

The chances such tightening of financial conditions does not cause the economy to contract appear remote and, as stated above, we
have already seen evidence this has begun to occur.

This appears to be the market’s view as well, as evidenced by the inversion of the U.S. Treasury yield curve.

It is possible we have already seen the highest levels in long-term U.S. Treasury yields for this cycle.

“If, as we expect,

the economy slows over the next several quarters,

the lack of any credit risk in the Agency RMBS market should lead to relative outperformance for the sector given the very wide spreads available currently.

Further, Orchid’s existing portfolio of
discount securities retains very favorable convexity, particularly in a decreasing rate environment as the duration, or rate sensitivity, of
the securities should not decline materially if rates were to decrease. We believe these two factors leave Orchid well positioned as we
move into the second half of 2022 and beyond. In fact, Agency RMBS have performed very well so far in the third quarter and have
reversed most of the widening that occurred in June of 2022.”
Details of Second Quarter 2022 Results of Operations

The Company reported net loss of $60.1 million for the three month period ended June 30, 2022, compared with net loss of $16.9
million for the three month period ended June 30, 2021. The Company decreased its Agency RMBS portfolio over the course of the first six months of 2022, from $6.5 billion at December 31, 2021 to $3.9 billion at June 30, 2022. Interest income on the portfolio in the
second quarter was down approximately $6.6 million from the first quarter of 2022.

The yield on our average MBS increased from
3.02% in the first quarter of 2022 to 3.31%

for the second of 2022, repurchase agreement borrowing costs increased from 0.20% for
the first quarter of 2022 to 0.80% for the second quarter of 2022,

and our net interest spread decreased from 2.82% in the first quarter of 2022 to 2.51% in the second quarter of 2022.

Book value decreased by $0.47 per share in the second quarter of 2022.

The decrease in book value reflects our net loss of $0.34
per share and the dividend distribution of $0.135 per share. The Company recorded net realized and unrealized losses of $0.46 per
share on Agency RMBS assets and derivative instruments, including net interest expense on interest rate swaps.

ORC Announces Second Quarter 2022 Results

August 4, 2022
Prepayments
For the quarter ended June 30, 2022, Orchid received $122.4 million in scheduled and unscheduled principal repayments and
prepayments, which equated to a 3-month constant prepayment rate (“CPR”) of approximately

9.4%. Prepayment rates on the two
RMBS sub-portfolios were as follows (in CPR):
Structured
PT RMBS RMBS Total
Three Months Ended Portfolio (%) Portfolio (%) Portfolio (%)
June 30, 2022 8.3 13.7 9.4
March 31, 2022 8.1 19.5 10.7
December 31, 2021 9.0 24.6 11.4
September 30, 2021 9.8 25.1 12.4
June 30, 2021 10.9 29.9 12.9
March 31, 2021 9.9 40.3 12.0
Portfolio
The following tables summarize certain characteristics of Orchid’s PT RMBS (as defined below) and structured RMBS as of June
30, 2022 and December 31, 2021:

($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
June 30, 2022
Fixed Rate RMBS $ 3,766,151 95.6% 3.10% 342 1-Jun-52
Interest-Only Securities 173,754 4.4% 3.41% 249 25-Jan-52
Inverse Interest-Only Securities 955 0.0% 3.02% 293 15-Jun-42
Total Mortgage Assets $ 3,940,860 100.0% 3.16% 322 1-Jun-52
December 31, 2021
Fixed Rate RMBS $ 6,298,189 96.7% 2.93% 342 1-Dec-51
Interest-Only Securities 210,382 3.2% 3.40% 263 25-Jan-52
Inverse Interest-Only Securities 2,524 0.1% 3.75% 300 15-Jun-42
Total Mortgage Assets $ 6,511,095 100.0% 3.03% 325 25-Jan-52

ORC Announces Second Quarter 2022 Results

August 4, 2022
($ in thousands)
June 30, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 2,591,682 65.8% $ 4,719,349 72.5%
Freddie Mac 1,349,178 34.2% 1,791,746 27.5%
Total Portfolio $ 3,940,860 100.0% $ 6,511,095 100.0%
June 30, 2022 December 31, 2021
Weighted Average Pass-through Purchase Price $ 107.77 $ 107.19
Weighted Average Structured Purchase Price $ 15.35 $ 15.21
Weighted Average Pass-through Current Price $ 94.61 $ 105.31
Weighted Average Structured Current Price $ 16.21 $ 14.08
Effective Duration
(1)
5.900 3.390
(1)
Effective duration of 5.900 indicates that an interest rate increase of

1.0% would be expected to cause a 5.900% decrease in the value of the
RMBS in the Company’s investment portfolio at June 30, 2022.

An effective duration of 3.390 indicates that an interest rate increase of 1.0%
would be expected to cause a 3.390% decrease in the value of the RMBS in the Company’s investment portfolio at December 31, 2021.

These
figures include the structured securities in the portfolio, but do not include the effect of the Company’s funding cost hedges.

Effective duration
quotes for individual investments are obtained from The Yield

Book, Inc.
Financing, Leverage and Liquidity
As of June

30, 2022,

the Company

had outstanding

repurchase

obligations

of approximately

$3,759.0

million with

a net weighted
average borrowing

rate of 1.36%.

These agreements

were collateralized

by RMBS

with a fair

value, including

accrued interest,

of
approximately

$3,939.4

million and

cash pledged

to counterparties

of approximately

$51.1 million.

The Company’s

leverage

ratio at

June
30, 2022

was 7.8 to

1. At June

30, 2022,

the Company’s

liquidity

was approximately

$233.7 million,

consisting

of
cash and cash
equivalents

and unpledged

RMBS (not

including

unsettled

securities

purchases).

To enhance our liquidity

even further,

we may pledge
more of our

structured

RMBS as part

of a repurchase

agreement

funding,

but retain

the cash in

lieu of acquiring

additional

assets.

In this
way we can,

at a modest

cost, retain

higher levels

of cash on

hand and

decrease

the likelihood

we will have

to sell assets

in a distressed
market in

order to

raise cash.

Below is

a list of

our outstanding

borrowings

under repurchase

obligations

at June 30,

2022.

ORC Announces Second Quarter 2022 Results

August 4, 2022
($ in thousands)
Weighted Weighted
Total Average Average
Outstanding % of Borrowing Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
in Days
J.P.

Morgan Securities LLC
$ 355,463 9.4% 1.44% $ 23,431 40
ABN AMRO Bank N.V. 332,722 8.9% 0.97% 12,527 12
Mitsubishi UFJ Securities (USA), Inc. 330,133 8.8% 1.69% 35,065 34
Merrill Lynch, Pierce, Fenner & Smith Inc. 320,104 8.5% 1.15% 15,687 16
Mirae Asset Securities (USA) Inc. 291,534 7.8% 1.16% 14,802 65
Cantor Fitzgerald & Co. 246,670 6.6% 1.50% 15,636 28
RBC Capital Markets, LLC 228,511 6.1% 1.23% 9,416 26
ING Financial Markets LLC 196,520 5.2% 1.64% 10,070 28
ASL Capital Markets Inc. 179,465 4.8% 1.57% 11,301 18
Santander Bank, N.A. 173,115 4.6% 1.34% 10,128 27
Goldman Sachs & Co. LLC 158,182 4.2% 1.62% 10,858 25
ED&F Man Capital Markets Inc. 150,941 4.0% 1.02% 7,416 20
Daiwa Capital Markets America, Inc. 144,585 3.8% 1.58% 7,031 18
Wells Fargo Bank, N.A. 123,434 3.3% 1.10% 7,373 14
Citigroup Global Markets, Inc. 115,434 3.1% 1.37% 7,055 21
BMO Capital Markets Corp. 115,236 3.1% 1.20% 8,471 18
Nomura Securities International, Inc. 86,155 2.3% 1.61% 5,958 22
Austin Atlantic Asset Management Co. 83,356 2.2% 1.62% 5,124 6
South Street Securities, LLC 60,322 1.6% 1.17% 3,595 18
Lucid Cash Fund USG LLC 24,157 0.6% 1.27% 1,420 14
StoneX Financial Inc. 23,337 0.6% 1.62% 1,454 28
Lucid Prime Fund LLC 19,604 0.5% 1.52% 3,790 14
Total / Weighted

Average
$ 3,758,980 100.0% 1.36% $ 227,608 27
(1)
Equal to the

sum of the fair

value of securities

sold,

accrued interest

receivable and

cash posted as

collateral (if

any), minus

the sum of repurchase
agreement liabilities,

accrued interest

payable and

the fair value

of securities

posted by the

counterparties

(if any).

ORC Announces Second Quarter 2022 Results

August 4, 2022
Hedging
In connection

with its

interest

rate risk

management

strategy, the

Company economically

hedges a

portion of

the cost of

its
repurchase

agreement

funding against

a rise in

interest

rates by

entering

into derivative

financial

instrument

contracts.

The Company

has
not elected

hedging treatment

under U.S.

generally

accepted accounting

principles

(“GAAP”)

in order

to align the

accounting

treatment

of
its derivative

instruments

with the

treatment

of its portfolio

assets under

the fair value

option election.

As such,

all gains

or losses

on these
instruments

are reflected

in earnings

for all periods

presented.

At June 30,

2022, such

instruments

were comprised

of Treasury note

(“T-
Note”) futures

contracts,

interest rate

swap agreements,

interest

rate swaption

agreements,

interest

rate caps

and contracts

to buy and

sell
TBA securities.
The table

below presents

information

related to

the Company’s

T-Note futures

contracts

at June 30,

2022.

($ in thousands)
Average Weighted Weighted
Contract Average Average
Notional Entry Effective Open
Expiration Year Amount Rate Rate Equity
(1)
Treasury Note Futures Contracts (Short

Positions)
(2)
September 2022 5-year T-Note futures
(Sep 2022 - Sep 2027 Hedge Period) $ 1,200,500 3.13% 3.32% 4,138
September 2022 10-year Ultra futures
(Sep 2022 - Sep 2032 Hedge Period) $ 274,500 2.64% 2.84% $ 2,442
(1)
Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.
(2)
5-Year T-Note

futures contracts were valued at a price of $112.25

at June 30, 2022.

The contract values of the short positions were $1,347.6
million at June 30, 2022. 10-Year

Ultra futures contracts were valued at a price of $127.38 at June 30, 2022. The contract value of the short
position was $349.6 million at June 30, 2022.
The table

below presents

information

related to

the Company’s

interest

rate swap

positions

at June 30,

2022.
($ in thousands)
Average Net
Fixed Average Estimated Average
Notional Pay Receive Fair Maturity
Expiration Amount Rate Rate Value (Years)
> 3 to ≤ 5 years $ 500,000 0.84% 1.95% 43,221 4.2
> 5 years 900,000 1.70% 1.32% 60,917 7.1
$ 1,400,000 1.39% 1.54% $ 104,138 6.1

ORC Announces Second Quarter 2022 Results

August 4, 2022
The following

table presents

information

related to

our interest

rate swaption

positions

as of June

30, 2022.
($ in thousands)
Option Underlying Swap
Weighted Average Weighted
Average Average Adjustable Average
Fair Months to Notional Fixed Rate Term
Expiration Cost Value Expiration Amount Rate (LIBOR) (Years)
Payer Swaptions - long
≤ 1 year $ 31,905 $ 65,684 8.3 $ 1,282,400 2.44% 3 Month 11.3
>1 year ≤ 2 years 24,050 23,168 15.8 728,400 3.00% 3 Month 10.0
$ 55,955 $ 88,852 11.0 $ 2,010,800 2.65% 3 Month 10.8
Payer Swaptions - short
≤ 1 year $ (22,250) $ (43,296) 2.8 $ (1,433,000) 2.65% 3 Month 10.8
The following

table presents

information

related to

our interest

cap positions

as of June

30, 2022.
($ in thousands)
Net
Strike Estimated
Notional Swap Curve Fair
Expiration Amount Cost Rate Spread Value
February 8, 2024 $ 200,000 $ 2,350 0.09% 10Y2Y $ 3,837
The following table summarizes our contracts to purchase and sell TBA securities as of June 30, 2022.
($ in thousands)
Notional Net
Amount Cost Market Carrying
Long (Short)
(1)
Basis
(2)
Value
(3)
Value
(4)
June 30, 2022
30-Year TBA securities:
2.0% $ (175,000) $ (153,907) $ (152,250) $ 1,657
15-Year TBA securities:
3.5% 175,000 174,434 174,139 (295)
$ - $ 20,527 $ 21,889 $ 1,362
(1)
Notional amount represents the par value (or principal balance) of the underlying

Agency RMBS.
(2)
Cost basis represents the forward price to be paid (received) for the underlying

Agency RMBS.
(3)
Market value represents the current market value of the TBA securities

(or of the underlying Agency RMBS) as of period-end.
(4)
Net carrying value represents the difference between the market value and the cost basis of the TBA securities as of period-end and is reported
in derivative assets (liabilities) at fair value in our balance sheets.

ORC Announces Second Quarter 2022 Results

August 4, 2022
Dividends
In addition to other requirements that must be satisfied to qualify as a REIT, we must pay annual dividends to our stockholders of at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital
gains. We intend to pay regular monthly dividends to our stockholders and have declared the following dividends since our February
2013 IPO.
(in thousands, except per share data)
Year
Per Share
Amount Total
2013 $ 1.395 $ 4,662
2014 2.160 22,643
2015 1.920 38,748
2016 1.680 41,388
2017 1.680 70,717
2018 1.070 55,814
2019 0.960 54,421
2020 0.790 53,570
2021 0.780 97,601
2022 - YTD
(1)
0.335 59,383
Totals $ 12.770 $ 498,947
(1)
On July 13, 2022, the Company declared a dividend of $0.045 per share to be paid on August 29, 2022.

The effect of this dividend is included
in the table above but is not reflected in the Company’s financial statements as of June 30, 2022.
Book Value Per Share
The Company's book value

per share at June

30, 2022 was $2.87.

The Company computes

book value per share

by dividing total
stockholders' equity

by

the

total

number

of shares

outstanding of

the

Company's common

stock.

At

June

30,

2022, the

Company's
stockholders' equity was $506.4 million with 176,251,193 shares of common stock outstanding.
Capital Allocation and Return on Invested Capital
The table below details the changes to the respective sub-portfolios during the quarter.
(in thousands)
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market value - March 31, 2022 $ 4,372,517 $ 206,617 $ 1,460 $ 208,077 $ 4,580,594
Securities purchased 190,638 - - - 190,638
Securities sold (486,927) (34,638) - (34,638) (521,565)
(Losses) Gains on sales (17,440) 1,997 - 1,997 (15,443)
Return of investment n/a (6,304) (42) (6,346) (6,346)
Pay-downs (116,595) n/a - n/a (116,595)
Discount accretion due to pay-downs 726 n/a - n/a 726
Mark to market (losses) gains (176,768) 6,082 (463) 5,619 (171,149)
Market value - June 30, 2022 $ 3,766,151 $ 173,754 $ 955 $ 174,709 $ 3,940,860

ORC Announces Second Quarter 2022 Results

August 4, 2022
The Company allocates capital to two RMBS sub-portfolios, the pass-through

RMBS portfolio, consisting of mortgage pass-through
certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae (the “GSEs”)

and collateralized mortgage obligations (“CMOs”) issued
by the GSEs (“PT RMBS”), and the structured RMBS portfolio, consisting of interest-only (“IO”) and inverse interest-only (“IIO”)
securities.

As of March 31, 2022, approximately 62% of the Company’s investable capital (which consists of equity in pledged PT
RMBS, available cash and unencumbered assets) was deployed in the PT RMBS portfolio.

At June 30, 2022, the allocation to the PT
RMBS portfolio remained approximately 62%.
The tables below present the allocation of capital between the respective portfolios at June 30, 2022 and March 31, 2022, and the
return on invested capital for each sub-portfolio for the three month period ended

June 30, 2022.

($ in thousands)
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
June 30, 2022
Market value $ 3,766,151 $ 173,754 $ 955 $ 174,709 $ 3,940,860
Cash 283,371 - - - 283,371
Borrowings
(1)
(3,758,980) - - - (3,758,980)
Total $ 290,542 $ 173,754 $ 955 $ 174,709 $ 465,251
% of Total 62.4% 37.3% 0.2% 37.6% 100.0%
March 31, 2022
Market value $ 4,372,517 $ 206,617 $ 1,460 $ 208,077 $ 4,580,594
Cash 427,445 - - - 427,445
Borrowings
(2)
(4,464,109) - - - (4,464,109)
Total $ 335,853 $ 206,617 $ 1,460 $ 208,077 $ 543,930
% of Total 61.7% 38.0% 0.3% 38.3% 100.0%
(1)
At June 30, 2022, there were outstanding repurchase agreement balances of

$144.9 million secured by IO securities and $0.8 million secured by IIO securities.

We entered into these arrangements to generate additional cash available to meet margin calls on PT RMBS; therefore, we
have not considered these balances to be allocated to the structured securities strategy
.
(2)
At March 31, 2022, there were outstanding repurchase agreement balances of $157.1 million secured by IO securities
and $1.4 million secured
by IIO securities.

We entered into these arrangements to generate additional

cash available to meet margin calls on PT RMBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.
The return on invested capital in the PT RMBS and structured RMBS portfolios was approximately (19.7)% and 5.3%, respectively,
for the second quarter of 2022.

The combined portfolio generated a return on invested capital of approximately (10.1)%.

ORC Announces Second Quarter 2022 Results

August 4, 2022
($ in thousands)
Returns for the Quarter Ended June 30, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Income (net of borrowing cost) $ 23,714 $ 3,107 $ 267 $ 3,374 $ 27,088
Realized and unrealized (losses) / gains (193,657) 8,079 (463) 7,616 (186,041)
Derivative gains 103,758 n/a n/a n/a 103,758
Total Return $ (66,185) $ 11,186 $ (196) $ 10,990 $ (55,195)
Beginning Capital Allocation $ 335,853 $ 206,617 $ 1,460 $ 208,077 $ 543,930
Return on Invested Capital for the Quarter
(1)
(19.7)% 5.4% (13.4)% 5.3% (10.1)%
Average Capital Allocation
(2)
$ 313,198 $ 190,186 $ 1,208 $ 191,394 $ 504,592
Return on Average Invested Capital for the Quarter
(3)
(21.1)% 5.9% (16.2)% 5.7% (10.9)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
(2) Calculated using two data points, the Beginning and Ending Capital Allocation balances.
(3)
Calculated by dividing the Total

Return by the Average Capital Allocation, expressed as a percentage.
Stock Offerings
On October 29, 2021, we entered into an equity distribution agreement (the “October

2021 Equity Distribution Agreement”) with
four sales agents pursuant to which we may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of
our common stock in transactions that are deemed to be “at the market” offerings and privately negotiated transactions. Through June
30, 2022, we issued a total of 15,835,700 shares under the October 2021

Equity Distribution Agreement for aggregate gross proceeds
of approximately $78.3 million, and net proceeds of approximately $77.0 million,

after commissions and fees. We did not issue any
shares under the October 2021 Equity Distribution Agreement during the six months ended June 30, 2022.
Stock Repurchase Program
On July 29, 2015, the Company’s Board of Directors authorized the repurchase of up to 2,000,000 shares of our common stock.
The timing, manner, price and amount of any repurchases is determined by the Company in its discretion and is subject to economic
and market conditions, stock price, applicable legal requirements and other factors.

The authorization does not obligate the Company
to acquire any particular amount of common stock and the program may be suspended or discontinued at the Company’s discretion
without prior notice. On February 8, 2018, the Board of Directors approved an increase in the stock repurchase program for up to an
additional 4,522,822 shares of the Company’s common stock. Coupled with the

783,757 shares remaining from the original 2,000,000
share authorization, the increased authorization brought the total authorization to 5,306,579 shares, representing 10% of the
Company’s then outstanding share count. On December 9, 2021, the Board of Directors approved an increase in the number of shares
of the Company’s common stock available in the stock repurchase program for up to an additional 16,861,994 shares, bringing the
remaining authorization under the stock repurchase program to 17,699,305 shares,

representing approximately 10% of the Company’s
then outstanding shares of common stock. This stock repurchase program has no termination date.
From the inception of the stock repurchase program through June 30, 2022,

the Company repurchased a total of 6,561,810 shares
at an aggregate cost of approximately $42.6 million, including commissions and fees,

for a weighted average price of $6.49 per share.
During the three months ended June 30, 2022, the Company repurchased a total of

876,299 shares at an aggregate cost of
approximately $2.2 million, including commissions and fees, for a weighted average price of $2.53 per share.

ORC Announces Second Quarter 2022 Results

August 4, 2022
Earnings Conference Call Details
An earnings conference call and live audio webcast will be hosted Friday, August 5, 2022, at 10:00 AM ET. The conference call may be accessed by dialing toll free (888) 510-2356. The conference passcode is 8493186. The supplemental materials may be
downloaded from the investor relations section of the Company’s website at https://ir.orchidislandcapital.com. A live audio webcast of
the conference call can be accessed via the investor relations section of the Company’s website at https://ir.orchidislandcapital.com, and an audio archive of the webcast will be available until September 4, 2022.
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and our portfolio consists of, two categories of Agency RMBS:

(i) traditional pass-through Agency RMBS, such as
mortgage pass-through certificates, and CMOs issued by the GSEs, and

(ii) structured Agency RMBS, such as IOs, IIOs and principal only securities, among other types of structured Agency RMBS. Orchid is managed by

Bimini Advisors, LLC, a registered investment
adviser with the Securities and Exchange Commission.
Forward Looking Statements
Statements herein relating to matters that are not historical facts, including,

but not limited to statements regarding interest rates,
liquidity, pledging of our structured RMBS, funding levels and spreads, prepayment speeds, portfolio positioning and repositioning, hedging levels, dividends, growth, the supply and demand for Agency RMBS,

the effect of actual or expected actions of the U.S.
government, including the Federal Reserve, market expectations, future opportunities and prospects of the Company, the stock
repurchase program and general economic conditions, are forward-looking statements as defined in the Private Securities Litigation
Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on information available at the time and
on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual
performance or results to differ materially from those expressed in such forward-looking statements.

Important factors that could cause
such differences are described in Orchid Island Capital, Inc.'s filings with the Securities and Exchange Commission, including its most
recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Orchid Island Capital, Inc. assumes no obligation to update
forward-looking statements to reflect subsequent results, changes in assumptions or changes in other factors affecting forward-looking
statements.
CONTACT:
Orchid Island Capital, Inc.
Robert E. Cauley, 772-231-1400
Chairman and Chief Executive Officer
https://ir.orchidislandcapital.com

ORC Announces Second Quarter 2022 Results

August 4, 2022
Summarized

Financial

Statements
The following

is a summarized

presentation

of the unaudited

balance sheets

as of June

30, 2022,

and December

31, 2021,

and the
unaudited

quarterly

statements

of operations

for the six

and three

months ended

June 30,

2022 and

2021. Amounts

presented

are subject
to change.
ORCHID ISLAND CAPITAL, INC.
BALANCE SHEETS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
June 30, 2022 December 31, 2021
ASSETS:
Mortgage-backed securities $ 3,940,860 $ 6,511,095
U.S. Treasury Notes 36,302 37,175
Cash, cash equivalents and restricted cash 283,371 450,442
Accrued interest receivable 13,932 18,859
Derivative assets, at fair value 198,484 50,786
Other assets 1,420 320
Total Assets $ 4,474,369 $ 7,068,677
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 3,758,980 $ 6,244,106
Dividends payable 7,960 11,530
Derivative liabilities, at fair value 43,591 7,589
Accrued interest payable 3,940 788
Due to affiliates 1,138 1,062
Other liabilities 152,398 35,505
Total Liabilities 3,968,007 6,300,580
Total Stockholders' Equity
506,362 768,097
Total Liabilities

and Stockholders' Equity
$ 4,474,369 $ 7,068,677
Common shares outstanding 176,251,193 176,993,049
Book value per share $ 2.87 $ 4.34

ORC Announces Second Quarter 2022 Results

August 4, 2022
ORCHID ISLAND CAPITAL, INC.
STATEMENTS

OF OPERATIONS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
Six Months Ended June 30, Three Months Ended June 30,
2022 2021 2022 2021
Interest income $ 77,125 $ 56,110 $ 35,268 $ 29,254
Interest expense (10,835) (3,497) (8,180) (1,556)
Net interest income 66,290 52,613 27,088 27,698
Losses on RMBS and derivative contracts (265,515) (91,635) (82,283) (40,844)
Net portfolio loss (199,225) (39,022) (55,195) (13,146)
Expenses 9,641 7,212 4,944 3,719
Net loss
$ (208,866) $ (46,234) $ (60,139) $ (16,865)
Basic net loss per share
$ (1.18) $ (0.50) $ (0.34) $ (0.17)
Diluted net loss per share
$ (1.18) $ (0.50) $ (0.34) $ (0.17)
Weighted Average Shares Outstanding
177,015,963 92,456,082 177,034,159 99,489,065
Dividends Declared Per Common Share:
$ 0.290 $ 0.390 $ 0.135 $ 0.195
Three Months Ended June 30,
Key Balance Sheet Metrics 2022 2021
Average RMBS
(1)
$ 4,260,727 $ 4,504,887
Average repurchase agreements
(1)
4,111,544 4,348,192
Average stockholders' equity
(1)
549,390 509,999
Leverage ratio
(2)
7.8:1 8.2:1
Key Performance Metrics
Average yield on RMBS
(3)
3.31% 2.60%
Average cost of funds
(3)
0.80% 0.14%
Average economic cost of funds
(4)
0.60% 0.61%
Average interest rate spread
(5)
2.51% 2.46%
Average economic interest rate spread
(6)
2.71% 1.99%
(1)
Average RMBS, borrowings and stockholders’ equity balances are calculated using two data points, the beginning and ending balances.

(2)
The leverage ratio is calculated by dividing total ending liabilities by ending stockholders’ equity.

(3)
Portfolio yields and costs of funds are calculated based on the average balances of the underlying investment portfolio/borrowings balances
and are annualized for the quarterly periods presented.
(4)
Represents the interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities, divided by average borrowings.

(5)
Average interest rate spread is calculated by subtracting average cost of funds from average yield on RMBS.
(6)
Average economic interest rate spread

is calculated by subtracting average economic cost of funds from average yield on

RMBS.